                                                                      Exhibit 32

  WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. Section 1350

      Solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Badger Meter, Inc., a Wisconsin corporation (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of
Section 13 (a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 26, 2005       By /s/ Richard A. Meeusen
                                 ----------------------
                                 Richard A. Meeusen
                                 Chairman, President and Chief Executive Officer

                              By /s/ Richard E. Johnson
                                 ----------------------
                                 Richard E. Johnson
                                 Senior Vice President - Finance, Chief
                                 Financial Officer and Treasurer

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